GE INSTITUTIONAL FUNDS

Small-Cap Equity Fund

Supplement Dated May 1, 2014

To the Statutory Prospectus Dated January 28, 2014, as supplemented on February 5, 2014 and April 9, 2014

Effective May 1, 2014, the GE Institutional Funds statutory prospectus dated January 28, 2014, as supplemented (the “Prospectus”), is revised as follows:

Small-Cap Equity Fund

On page 58 of the Prospectus, under the sub-section entitled “About the Sub-Advisers” within the section entitled “About the Investment Adviser,” the section entitled “Palisade Capital Management, L.L.C. (Palisade)” is deleted in its entirety and replaced with the following:

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets of $4.6 billion as of December 31, 2013. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since inception.

Palisade’s Allocated Assets are managed by Marc Shapiro and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Mr. Shapiro and Mr. Veru are jointly and primarily responsible for the strategy of the Allocated Assets and the day-to-day management of the Allocated Assets is executed by Mr. Shapiro.

Marc Shapiro, Senior Portfolio Manager, joined Palisade in February 2004. Mr. Shapiro serves as the portfolio manager for Palisade’s Institutional Small Cap Core Equity portfolios. Mr. Shapiro became a senior portfolio manager in March 2012 and has served as the strategy’s associate portfolio manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolio since October 2006, with lead research responsibility for a number of sectors, including the Information Technology and Telecom Services Sectors. Prior to joining Palisade, Mr. Shapiro was a senior equity analyst at Awad Asset Management and a small cap analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru, Executive Vice-President and Chief Investment Officer — Institutional, joined Palisade in March 2000. Since joining Palisade, Mr. Veru has been a member of the Investment Policy Committee and became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial. Mr. Veru has been a frequent guest on CNBC, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992. Mr. Veru graduated from Franklin & Marshall College.

This Supplement should be retained with your

Prospectus for future reference.